 39497-P1 06/04

PUTNAM ETF TRUST
SUPPLEMENT DATED JUNE 4, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
EACH DATED SEPTEMBER 1, 2025 OF
PUTNAM ESG ULTRA SHORT ETF

This supplement replaces and supersedes each of the supplements dated April 24, 2026 and March 30, 2026.

At a meeting held on March 26, 2026, the Board of Trustees of Putnam ETF Trust, on behalf of the fund listed below (the “Fund”) approved a plan to liquidate and dissolve the Fund (the “Plan”), upon recommendation by Franklin Advisers, Inc., the Fund’s investment adviser.

Putnam ESG Ultra Short ETF

The liquidation of the Fund is expected to occur on or about June 16, 2026 (the “Liquidation Date”), although the Fund may make dispositions of portfolio holdings prior to the Liquidation Date.

Effective as of the open of business on June 4, 2026, the Fund will reopen to accept orders for the purchase of creation units, and effective as of the close of business on June 5, 2026, the Fund will no longer accept orders for the purchase of creation units. Effective as of the close of business on June 9, 2026, the Fund will no longer accept redemption orders. Trading for the Fund on NYSE Arca, Inc. will be suspended prior to market open on June 10, 2026.

When the Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to June 10, 2026, the Fund will hold cash and securities that may not be consistent with the Fund’s investment objective and strategies.

As soon as reasonably practicable on or after the Liquidation Date, after the payment of (or provision for) all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, and after determination of any dividend(s) to be paid pursuant to the Plan, the Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders as of the Liquidation Date who have not previously redeemed all of their Fund shares. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about June 16, 2026.

For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, a Fund may declare taxable distributions of its income and/or capital gains. Shareholders should consult their tax advisers regarding the effect of a Fund’s liquidation in light of their individual circumstances.

Shareholders should retain this Supplement for future reference.